Financial Instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial Instruments
33.	FINANCIAL INSTRUMENTS

33.1 Capital management

The Group manages its capital to ensure that entities that comprise it will be able to continue as a going concern while maximizing the return to shareholders through the optimization of debt and equity balances. The Group’s overall strategy did not have changes in 2018 and 2017.

The Company and its subsidiaries participate in operations involving financial instruments, which are recorded in financial position accounts, which used to face their needs, as well as to reduce exposure to market, currency and interest rate risks. The management of these risks, as well as their respective instruments, is performed by defining strategies, establishing control systems and determining exposure limits.

The capital structure of the Group consists of net debt (borrowings, as detailed in note 25 offset by cash and cash equivalents balances, as detailed in note 30) and Shareholders’ Equity of the Group (comprising issued capital stock and other capital related accounts, reserves, retained earnings, accumulated other comprehensive income and non-controlling interests).

The Group is not subject to any externally imposed capital requirements.

The Group´s risk management committee reviews the capital structure of the Group.

Net debt to equity ratio

The net debt to equity ratio of the years ended on December 31, 2018 and 2017 is as follows:

	12.31.2018	12.31.2017
Debt (i)	5,962,677,426	6,443,075,258
Cash and cash equivalents	2,901,859,328	4,694,668,684

Net debt	3,060,818,098	1,748,406,574

Equity (ii)	16,553,229,765	14,130,938,289

Net debt to equity ratio	0.18	0.12

(i)	Debt is defined as current and non-current borrowings, as described in note 25.
(ii)	Equity includes all reserves and capital of the Group, which are managed as capital.

33.2 Categories of financial instruments

	12.31.2018	12.31.2017
Financial assets
Cash and banks	806,708,433	278,717,518
Investments measured at fair value through profit or loss	297,761,281	2,560,939,429
Held to maturity investments	1,797,389,614	1,855,011,738
Receivables	2,216,762,361	1,927,110,875

Financial liabilities
Measured at amortized cost	12,665,218,530	11,752,178,580

At the end of the reporting period, there are not significant concentrations of credit risk for loans and receivables designated at fair value through profit or loss. The carrying amount reflected above represents the Group’s maximum exposure to credit risk for such loans and receivables.

33.3 Objectives of financial risk management

The Treasury function offers services to business, coordinates access to domestic and international financial markets, monitors and manages the financial risks related to the Group’s operations through internal risk reports, which analyze exposures depending on the degree and extent thereof. These risks include market risk (including currency risk, interest rates at fair value risk and price risk), credit risk and liquidity risk. The Company and its subsidiaries do not employ or traded derivative financial instruments for speculative purposes. Monitoring compliance with these provisions policy is made by the executive committee and the internal audit team.

33.4 Exchange risk management

The Group carries out transactions in foreign currency; and is hence exposed to exchange rate fluctuations. Exposures in the exchange rate are managed within approved policy parameters using foreign exchange contracts.

The amounts of monetary assets and liabilities denominated in foreign currency at the end of 2018 and 2017 are as follows:

	12.31.2018	12.31.2017
Liabilities
US Dollars	3,817,240,870	3,181,875,135
Guarani	2,816,895,658	2,328,388,863
Euro	347,533,959	299,110,017
Real	24,610	21,391

Assets
US Dollars	1,125,128,279	1,577,569,349
Guarani	903,635,402	487,476,775
Euro	1,091,046	9,381,578
Real	89,320	89,495

Foreign currency sensitivity analysis

The Group is mainly exposed to the US dollar and to Guaraní.

The following table shows the sensitivity of the Group to an increase in the US dollar and the Guaraní exchange rate. The sensitivity rate is that used when reporting to the top executive level and represents the management’s assessment of a possible reasonable change in exchange rates. The sensitivity analysis only includes outstanding foreign-currency monetary items and adjusts translation of such items on the balance sheet date considering a reasonably possible 25% increase in the exchange rate.

	US Dollar effect	Guaraní effect
	(in thousands of pesos)	(in thousands of pesos)
	12.31.2018	12.31.2018
Loss for the year	673,028	—
Decrease in net equity	673,028	625,916

33.5 Forward foreign exchange contracts

It is the policy of the Group to enter into forward foreign exchange contracts to cover specific foreign currency payments and receipts from time to time. The Group may also enter into forward foreign exchange contracts to manage the risk associated with anticipated sales and purchase transactions. Basis adjustments are made to the carrying amounts of non-financial hedged items when the anticipated sale or purchase transaction takes place.

There are not outstanding transactions related with forward foreign exchange contracts as of December 31, 2018 and 2017.

33.6 Interest rate risk management

The Group is exposed to the risk of significant fluctuations in interest rates, given that the companies in the Group have borrowings at both, fixed and floating rates. The risk is managed by the Group by having an appropriate mix between loans with fixed and floating rates. Hedging activities are evaluated regularly to align with interest rates and risk defined, ensuring that the most profitable coverage strategies are applied.

	12.31.2018	12.31.2017
Financial assets
Held to maturity investments (1)	1,797,389,614	1,855,011,738
Investments measured at fair value through profit or loss (2)	297,761,281	2,560,939,429

Financial liabilities
Measured at amortized cost (3)	5,962,677,426	6,443,075,258

(1)	Fixed term deposits at fixed rates.
(2)	Short-term investments at floating rates.
(3)	Includes borrowings, as detailed in Note 25.

33.6.1 Interest rate sensitivity analysis

The sensitivity analyses below have been determined based on the exposure to interest rates for both derivatives and non-derivative instruments at the end of the reporting period. For floating rate liabilities, the analysis is prepared assuming that the amount of the liabilities outstanding at the end of the reporting period were outstanding for the whole year. A 100 basis point increase or decrease is used when reporting interest rate risk internally to key management personnel and represents management’s assessment of the reasonably possible change in interest rates.

In the event that the average BADLAR rate applicable to our financial assets and indebtedness during the year ended December 31, 2018 was 1.0% higher than the average interest rate during such period, our financial expenses in the same period would have increased by approximately $ 2.1 million.

In the event that the average LIBO rate applicable to our financial liabilities during the year ended December 31, 2018 was 1.0% higher than the average interest rate during such period, our financial expenses in the same period would have increased by approximately US$ 0.8 million.

With respect to our financial assets, an increase of 1.0% in the average interest rate during the year ended December 31, 2018, would have increased our financial income by $10.7 million and US$ 0.3.

33.6.2 Interest rate swap contracts

Under interest rate swap contracts, the Group agrees to exchange the difference between fixed and floating rate interest amounts calculated on agreed notional principal amounts. Such contracts enable the Group to mitigate the risk of changing interest rates on the fair value of issued fixed rate debt and the cash flow exposures on the issued variable rate debt. The fair value of interest rate swaps at the end of the reporting period is determined by discounting the future cash flows, using the curves at the end of the reporting period and the credit risk inherent in the contract, and is disclosed below. The average interest rate is based on the outstanding balances at the end of the reporting period.

33.7 Credit risk management

Credit risk refers to the risk that one party fails to comply with its contractual obligations resulting in a financial loss for the Group. The Group has adopted a policy of only solvent parties involved and get sufficient collateral, where appropriate, as a means of mitigating the risk of financial loss from defaults. Credit exposure is controlled by counterparty limits that are reviewed and approved periodically.

Trade receivables are composed of a large number of customers. Continuous credit assessment is performed on the financial condition of accounts receivable.

The credit risk on liquid funds and derivative financial instruments is limited, because the counterparties are banks with high credit ratings assigned by credit rating agencies.

The carrying amount of financial assets recognized in the consolidated financial statements, which is net of impairment losses, represents the maximum exposure to credit risk without considering collateral accounts or other credit enhancements.

33.8 Liquidity risk management

The Board has the ultimate responsibility for the liquidity risk management, having established an appropriate framework for liquidity management so that management can handle financing requirements in short, medium and long-term as well as management Group liquidity. The Group manages liquidity risk by maintaining reserves, adequate financial and loan facilities, continuously monitoring the projected and real cash flows and reconciling the maturity profiles of financial assets and liabilities.

The Company deploys careful liquidity risk management and therefore, it maintains Cash and bank balances, liquid instruments and available funds. As of December 31, 2018, the Consolidated financial statements reflect a negative working capital equivalent to $703,878,478. Given the nature of the Company’s activities, which has foreseeable cash flows, it can operate with negative working capital. This condition is not related to insolvency. Rather, it is a strategic decision. Taking into account that the Group has a low level of indebtedness, the Board of Directors is analyzing long-term financing alternatives. The Company’s Management considers that exposure to liquidity risk is low because the Company has generated cash flows from its operating activities due to its good performance; it has access to loans and financial resources in the manner explained in Note 25.

The following tables detail the Group’s remaining contractual maturity for its non-derivative financial liabilities with agreed repayment periods. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The tables include both interest and principal cash flows. Given that interest flows are at floating rates, the undiscounted amount is derived from interest rate curves at the end of the reporting period.

	Weighted average effective interest rate	Less than 1month	1-3 months	3 months to 1 year	1-3 years	3-6 years	Total
	%
31 December 2018
Borrowings	26.2%	560,539,871	431,001,246	2,622,245,214	2,013,702,556	1,230,413,717	6,857,902,604
31 December 2017
Borrowings	23.3%	563,741,567	438,138,090	2,015,296,273	3,293,507,578	1,351,973,464	7,662,656,972

33.9 Fair value measurements

This note provides information about how the Group determines fair values of various financial assets and financial liabilities.

33.9.1    Fair value of the Group’s financial assets and financial liabilities that are measured at fair value on a recurring basis

Some of the Group’s financial assets and financial liabilities are measured at fair value at the end of each reporting period. The following table gives information about how the fair values of these financial assets and financial liabilities are determined (in particular, the valuation technique(s) and inputs used).

Financial assets/ financial liabilities	Fair value as of		Fair value hierarchy	Valuation technique(s) and key input(s)
	12.31.2018	12.31.2017
Investments in Mutual funds	297,761,281	2,560,939,429	Level 1	Quoted bid prices in an active market

33.9.2    Fair value of financial assets and financial liabilities that are not measured at fair value (but fair value disclosures are required)

The directors consider that the carrying amounts of financial assets and financial liabilities recognized in the consolidated financial statements approximate their fair values.